Exhibit 99.1

AMENDMENT NO. 3 AND WAIVER TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment and Waiver”), effective as of October 31, 2006 (the “Effective Date”), by and among Global Crossing Advanced Card Services, Inc., Global Crossing Bandwidth, Inc., Global Crossing Telecommunications, Inc. (collectively, “Borrowers”), certain affiliates of Borrowers, as guarantors (such affiliates, collectively, “Guarantors”), certain financial institutions, as lenders (collectively, the “Lenders”) and Bank of America, N.A., as agent for the Lenders (in such capacity, “Agent”).

WHEREAS, Borrowers, Guarantors, Lenders and Agent are parties to that certain Loan and Security Agreement dated as of May 10, 2006 (as amended, restated, renewed, extended, supplemented, substituted or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Guarantors, Lenders and Agent are parties to that certain Amendment No. 1 to Loan and Security Agreement dated as of June 23, 2006 and to that certain Amendment No. 2 to Loan and Security Agreement dated as of September 27, 2006; and

WHEREAS, Borrowers have requested that certain provisions of the Loan Agreement be amended and waived as hereinafter set forth, and Agent, for itself and on behalf of the Lenders, has agreed, subject to the terms and conditions herein provided, to make such amendments and grant such waiver, all as more fully set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree, notwithstanding anything in the Loan Agreement to the contrary, as follows:

1. Definitions. Each initially capitalized term used herein shall, unless otherwise provided herein, have the meaning ascribed to such term in the Loan Agreement.

2. Amendments. Effective as of the Effective Date:

(a) The definition of the term “Cash EBITDA”, as it appears in Section 1.1 of the Loan Agreement, is hereby amended and restated in its entirety to read as follows:

“Cash EBITDA – determined, for any period, on a consolidated basis for a given Person, Consolidated Net Income for such period, plus (a) to the extent deducted in computing such Consolidated Net Income, the sum, without duplication of (i) preferred stock dividend expense, (ii) all Federal, state, local and foreign income taxes, (iii) Consolidated Interest Charges, (iv) depreciation, amortization of intangibles and (v) non-cash stock compensation expense for such period calculated in accordance with the terms of Financial Accounting Standards Board Statement 123, minus (b) to the extent included in computing such Consolidated Net Income, (i) any gains realized upon any Asset Disposition and (ii) any non-cash income or non-cash gains, all as determined on a consolidated basis in accordance with GAAP.”

(b) A new definition is hereby added to Section 1.1 of the Loan Agreement between the definitions “Credit Card Receivables” and “CWA”, and shall read in its entirety as follows:

“Customer Premises Equipment – shall mean, all Equipment owned by a Loan Party located within, on, or about the premises of a customer of such Loan Party in connection with the provision of services to such customer in the Ordinary Course of Business.”

(c) A new definition is hereby added to Section 1.1 of the Loan Agreement between the definitions “Hedging Agreement” and “Indemnitees”, and shall read in its entirety as follows:

“Held-for-Configuration Equipment - shall mean Equipment, title to which has temporarily passed from a non-Loan Party Affiliate located outside the United States to a Loan Party in the United States, without consideration, solely for the purpose of technically configuring such Equipment in the United States and with the intention that after completion of such configuration, title to such Equipment will pass to an Affiliate that is not a Loan Party.”

(d) The definition of the term “Permitted Asset Disposition”, as it appears in Section 1.1 of the Loan Agreement, is hereby amended and restated in its entirety to read as follows:

“Permitted Asset Disposition - as long as no Default or Event of Default exists and all Net Proceeds are remitted to Agent to the extent required hereunder, an Asset Disposition that is: (a) a disposition of Equipment or other personal property that, in the aggregate during any 12 month period, has a fair market or book value (whichever is greater) of $1,000,000 or less; (b) a disposition of Equipment or other personal property that is obsolete, unmerchantable or otherwise unusable in the conduct of the Borrowers’ business; (c) a termination of an IRU Agreement, a Carrier In-Service Agreement, or a lease of real or personal property that is not necessary for the Ordinary Course of Business, and the absence of which could not reasonably be expected to have a Material Adverse Effect; (d) a sale, transfer, swap, disposition or abandonment of Equipment or other personal property that is not necessary for the conduct of the Borrowers’ business, the aggregate book value of which Equipment and other personal property does not exceed a total of $2,000,000 over a twelve-month period; (e) a disposition of real property that is not necessary for the Ordinary Course of Business, and the absence of which could not reasonably be expected to have a Material Adverse Effect; provided, however, that if the net cash or Cash Equivalent proceeds of such sale or other disposition, after the deduction of reasonable closing costs, exceeds $250,000, the amount of such excess shall promptly be remitted by the applicable Loan Party and applied to the payment of the outstanding principal amount of such Revolver Loans as Agent determines in its discretion and accrued but unpaid interest on the principal amount paid; (f) the sale, abandonment, non-renewal or other disposition of Intellectual Property that is no longer necessary for the conduct of the Borrowers’ business, provided, however, that if the net cash or Cash Equivalent proceeds of a sale or other disposition of such Intellectual Property exceeds $250,000, the amount of such excess shall promptly be remitted by the applicable Loan Party and applied to the payment of the outstanding principal amount of such Revolver Loans as Agent determines in its discretion and accrued but unpaid interest on the principal amount paid; (g) any disposition of Equipment by a Loan Party to a third party if such Equipment is leased back to a Loan Party, on terms satisfactory to Agent, within ninety (90) days after the acquisition of such Equipment by said third party; or (h) any other disposition approved in writing by Agent and Required Lenders.”

(e) The definition of the term “Restricted Investment”, as it appears in Section 1.1 of the Loan Agreement, is hereby amended and restated in its entirety to read as follows:

“Restricted Investment - any Investment by a Loan Party, other than: (a) Investments in Subsidiaries to the extent existing on the Closing Date or thereafter created or acquired in compliance with Section 10.1.9 hereof; (b) Cash Equivalents that are subject to Agent’s Lien and control, pursuant to documentation in form and substance satisfactory to Agent; and (c) loans and advances permitted under Section 10.2.7 hereof.”

(f) The definition of the term “Permitted Purchase Money Debt”, as it appears in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety.

(g) Section 8.5.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“8.5.1 Location of Collateral. Any tangible item of Collateral of a value in excess of $100,000, other than Customer Premise Equipment and Held-For-Configuration Equipment, shall at all times be kept by Loan Parties at the business locations set forth in Schedule 8.5.1, except that Loan Parties may (a) make sales or other dispositions of Collateral in accordance with Section 10.2.6 and (b) move Collateral originally located in the United States to another location in the United States and Collateral originally located in Canada to another location in Canada;

provided, that as a result of such relocation, Agent shall not cease to have a perfected Lien on such Collateral; provided, however, that Borrowers shall deliver to Agent, within thirty (30) days following the end of each quarterly period, a revised Schedule 8.5.1 reflecting all relocations of Collateral during the preceding calendar quarter.”

(h) Clause (iv) of Section 10.1.13(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(iv) give Agent prompt written notice of any breach of any material obligation, or any event of default, by any party under any Carrier-In Service Agreement, which gives any other party to such Carrier-In Service Agreement the right or option to terminate or suspend or otherwise prevent the use by a Loan Party of the services subject to such Carrier-In Service Agreement where the failure of such Loan Party to have access to such services could reasonably be expected to have a Material Adverse Effect (provided, that the Loan Parties shall not be required to give notice of any deferral of timely payment permitted by clause (vi) below) or in respect of any Carrier-Out Service Agreement payments to a Borrower under which constitute its Eligible Billed Accounts or Eligible Unbilled Accounts or with respect to payments the lack of which would have a Material Adverse Effect and deliver to Agent (promptly upon the receipt thereof by any Loan Party in the case of a notice to a Loan Party, and concurrently with the sending thereof in the case of a notice from a Loan Party), a copy of each notice of default or other notice received or delivered by any Borrower in connection with any Carrier Service Agreement which relates to the right of any Loan Party to continue to use the services subject to such Carrier Service Agreement or to receive any payments thereunder (provided that the Loan Party shall not be required to deliver copies of notice relating to any deferral of timely payment permitted by clause (vi) below),”

(i) The parenthetical clause in clause (vi) of Section 10.1.13(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(provided that to the extent not resulting in a Material Adverse Effect, Loan Parties shall not be deemed to be in violation of this Section 10.1.13(a)(vi) as a result of any past due amounts owing to the other party to any such Carrier-In Service Agreement unless (A) (i) the applicable Loan Party has received notice from such other party that such other party intends to exercise any contractual, statutory or other legal remedy against such Loan Party, and (ii) such other party has, at the time such notice is delivered or at any time thereafter until such past due amounts are paid in full, the present right to exercise any contractual, statutory or other legal remedy as a result of such past due amount owing or for any other reason, or (B) Agent does not receive, on or before the fifth Business Day of each calendar month, a report (the “Monthly Carrier In-Service Agreement Payment Report”) identifying each past due payment under a Carrier-In-Service Agreement by a Loan Party in respect of which a termination notice has been received and that remained unpaid as of the last day of the preceding calendar month, including (i) the amount thereof, (ii) the date upon which any grace period applicable to such payment expires, and (iii) the relevant vendor name, and containing the certification of an officer of Borrower Agent that (i) such officer has no reason to believe that any such past due payment in excess of $200,000 is reasonably likely to remain unpaid, in whole or in part, beyond the expiration of the grace or remedy period applicable thereto other than for a valid and reasonable business purpose in accordance with past practice, and that (ii) such officer has no reasonable basis to believe that any such non-payment or claim will result in an event that has a Material Adverse Effect.”

(j) The last sentence of Section 10.1.13(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, nothing in this subsection shall affect any Loan Party’s ability to exercise its rights under any Carrier Service Agreements, or require any Loan Party to give notice to Agent of any claims relating to Carrier Service Agreements (other than notice pursuant to Monthly Carrier In-Service Payment Reports), or to pay any amounts due under Carrier Service Agreements, if (i) the amount of the subject claim or payment is less than $200,000, or (ii) such Loan Party is disputing such claim or amount in good faith, or is withholding payment for a valid and reasonable business purpose in accordance with past practice, provided that, in the case of clause (i) or clause (ii), such Loan Party has no reasonable basis to believe that such claim or failure to make payment will result in an event having a Material Adverse Effect.”

(k) Section 10.2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.1 Permitted Debt. Create, incur, guarantee or suffer to exist any Debt, except:

(a) the Obligations;

(b) Subordinated Debt;

(c) Debt (other than the Obligations, Subordinated Debt and Purchase Money Debt), but only to the extent outstanding on the Closing Date and not satisfied with proceeds of the initial Loans;

(d) Bank Product Debt;

(e) Permitted Contingent Obligations;

(f) Refinancing Debt as long as each Refinancing Condition is satisfied;

(g) Debt that is not included in any of the preceding clauses of this Section, is not secured by a Lien and does not exceed $500,000 in the aggregate at any time;

(h) Purchase Money Debt incurred with respect to purchases made after the Effective Date and Capital Leases, solely to the extent that the aggregate liability of all Loan Parties under such Purchase Money Debt and Capital Leases, excluding any Capital Leases in effect at the Closing Date set forth on Schedule 10.2(i) hereto, does not exceed, during the entire term of this Agreement, an aggregate of $51,000,000;

(i) Senior Secured Note Indebtedness;

(j) Intercompany indebtedness, incurred in the Ordinary Course of Business, owed by a Loan Party to an Affiliate; provided, however, that if such Affiliate is not a Loan Party, said intercompany indebtedness shall be subject to the terms of a Subordination Agreement which shall provide, in addition to such other terms as shall be reasonably satisfactory to Agent, that such Affiliate shall take no steps to collect any such intercompany indebtedness, and none of such intercompany indebtedness shall be paid to such Affiliate, until the satisfaction in full of the Obligations; and

(k) any other Permitted Indebtedness.

Without limiting the provisions of this Section 10.2.1, no Canadian Loan Party shall owe any United States Loan Party any intercompany obligation or other amount, and upon the occurrence of any such event, each Canadian Loan Party having any such intercompany obligation or owing any other amounts to any such United States Loan Party agrees to immediately repay such intercompany obligation or other amount by remitting amounts necessary to repay such intercompany obligations and other amounts to such United States Loan Party.”

3. Waiver. As a one-time accommodation to, and at the request of, the Borrowers and Guarantors, effective as of the Effective Date, each of the Lenders, by its execution hereof, hereby waives non-compliance of the Loan Parties and Parent under Section 10.3 of the Loan Agreement with respect to Cash EBITDA of the Loan Parties and Parent (on a consolidated basis) for the nine-month measurement period ending on September 30, 2006, provided Cash EBITDA for such nine-month period is not less than negative forty-three million dollars (-$43,000,000).

4. Acknowledgements and Confirmations.

(a) Each of the Borrowers and Guarantors (each, a “Loan Party”) hereby acknowledges, confirms and agrees that the covenants, agreements and obligations of such Loan Party contained in or incurred under the Loan Agreement or the Other Agreements to which such Loan Party is a party remain, after the execution and delivery by the Loan Parties hereof and after giving effect hereto, the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, and such Loan Party has no valid offset, defense or counterclaim to the enforcement of such covenants, agreements and obligations.

(b) Each of the Loan Parties hereby ratifies and confirms its respective grant to the Agent, for the ratable benefit of the Lenders, of the first priority perfected liens upon, and security interests in, its properties and assets heretofore mortgaged, pledged, granted or assigned to the Agent on behalf of the Lenders under the Loan Agreement and the Other Agreements, and acknowledges and confirms that such first priority perfected liens and security interests, to the extent not heretofore expressly released by Agent in writing, secure and shall continue to secure the Obligations to the Agent and the Lenders under the Loan Agreement and the Other Agreements, subject only to Permitted Encumbrances.

(c) Each of the Loan Parties represents and warrants to Agent and the Lenders that after giving effect to the amendments and waiver herein no Default or Event of Default has occurred and is continuing.

(d) Each Loan Party acknowledges and confirms that all representations and warranties made in the Loan Agreement, the Other Agreements and hereunder shall, other than to the extent heretofore expressly waived by Agent in writing, survive the execution and delivery of this Amendment.

5. General Provisions.

(a) Except as specifically set forth herein, no other changes or modifications to the Loan Agreement are intended or implied, and in all other respects the Loan Agreement and the Other Agreements remain in full force and effect in accordance with their respective terms as of the date hereof.

(b) This Amendment and Waiver shall become effective as of the Effective Date upon Agent’s receipt of an original of this Amendment and Waiver duly executed by each Loan Party. This Amendment and Waiver shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(c) This Amendment and Waiver may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

(d) This Amendment and Waiver and the rights and obligations hereunder of each of the parties hereto shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York, without giving effect to conflicts of laws principles that would provide for the application of the law of any other jurisdiction.

(e) WITHOUT LIMITING ANYTHING CONTAINED IN THE LOAN AGREEMENT, TO THE EXTENT LEGALLY PERMISSIBLE, EACH PARTY HERETO WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS AMENDMENT AND WAIVER, THE LOAN AGREEMENT OR ANY OTHER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(f) This Amendment and Waiver constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be amended or modified except in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as of the date first above written.

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Adam Seiden
Title:	VP – SR Client Manager

BURDALE FINANCIAL LIMITED, as Lender

By:	/s/ B. Gitlin /s/ M. Allrod
Title:	Managing Director Credit Manager

GMAC COMMERCIAL FINANCE LLC, as Lender

By:	/s/ Joseph Skaferowsky
Title:	Director

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[Amendment No. 3]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GLOBAL CROSSING ADVANCED CARD SERVICES, INC., as a Borrower

By:	/s/ Roger Kuebel
Title:	Treasurer

GLOBAL CROSSING BANDWIDTH, INC., as a Borrower

By:	/s/ Roger Kuebel
Title:	Treasurer

GLOBAL CROSSING TELECOMMUNICATIONS, INC., as a Borrower

By:	/s/ Roger Kuebel
Title:	Treasurer

GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC.

GLOBAL CROSSING USA INC.

GLOBAL CROSSING HOLDINGS USA, LLC

GLOBAL CROSSING NORTH AMERICA, INC.

GLOBAL CROSSING LATIN AMERICA & CARIBBEAN CO.

MAC LANDING CORP.

GT LANDING CORP.

GC PACIFIC LANDING CORP.

PAC LANDING CORP.

US CROSSING, INC.

GLOBAL CROSSING EMPLOYEE SERVICES INC.

[SIGNATURES CONTINUED ON NEXT PAGE]

[Amendment No. 3 and Waiver]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GLOBAL CROSSING DEVELOPMENT CO.

GC DEV. CO., INC.

ALC COMMUNICATIONS CORPORATION

GT LANDING II CORP.

GLOBAL CROSSING INTERNET DIAL-UP, INC.

GLOBAL CROSSING MANAGEMENT SERVICES, INC.

SUBSIDIARY TELCO, LLC

GLOBAL CROSSING GLOBALCENTER HOLDINGS, INC.

GLOBAL CROSSING TELEMANAGEMENT, INC.

GLOBAL CROSSING NORTH AMERICAN NETWORKS, INC.

GLOBAL CROSSING LOCAL SERVICES, INC.

GLOBAL CROSSING VENTURES, INC.

GLOBAL CROSSING TELEMANAGEMENT VA, LLC

BUDGET CALL LONG DISTANCE, INC.

METACLORIN INVESTCO II, INC.

EQUAL ACCESS NETWORKS, LLC

OLD INTER EXCHANGE NETWORKS, INC.

BUSINESS TELEMANAGEMENT, INC.

GLOBAL CROSSING GOVERNMENT MARKETS USA, INC.

GLOBAL CROSSING BILLING, INC.

GLOBAL CROSSING TELECOMMUNICATIONS-CANADA, LTD.

GLOBAL CROSSING CONFERENCING -CANADA, LTD.

GLOBAL CROSSING WORLDWIDE CUSTOMER HELP DESK CANADA, LTD.,

each as a Guarantor

By:	/s/ Roger Kuebel
Title:	Treasurer

[Amendment No. 3 and Waiver]